Exhibit 10.1
AMENDMENT TO
EMPLOYMENT AGREEMENT

    THIS AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”) is made effective as of January 4, 2021 (the “Effective Date”), by and between SolarWinds Worldwide, LLC, a Delaware limited liability company (the “Company”) and wholly-owned subsidiary of SolarWinds Corporation, a Delaware corporation (“Parent”), and Sudhakar Ramakrishna (“Employee”). This Amendment amends the Employment Agreement (as defined below) on the terms set forth herein. All capitalized terms not otherwise defined herein shall have the respective meanings ascribed to such terms in the Employment Agreement.
Recitals
WHEREAS, the Company and Employee each desire to amend each that certain Employment Agreement between the Company and Employee dated as of December 7, 2020 (the “Employment Agreement”) as set forth below effective as of the Effective Date.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing, the Company’s continued employment of Employee, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Employee hereby agree as follows, notwithstanding anything in the Employment Agreement to the contrary:
(a)The value of the initial grant of RSUs to be made to Employee by Parent pursuant to Section 2(d) of the Employment Agreement shall be based on the closing price of Parent’s common stock as of the last trading day prior to the Start Date.
(b)Except as expressly amended hereby, the Employment Agreement shall remain unmodified and in full force and effect.
(c)This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
(d)In the event of any conflict between the terms of this Amendment and the Employment Agreement, the terms of this Amendment shall expressly control.
[Signature Page(s) Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the Effective Date set forth above:

SOLARWINDS WORLDWIDE, LLC By: /s/ Jason Bliss Name: Jason Bliss Its: General Counsel	EMPLOYEE /s/ Sudhakar Ramakrishna Sudhakar Ramakrishna

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